CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

David R. Wilmerding, Jr.

Chairman

May 1, 2012

Fellow Partner:

Our Fund earned $3.11 per share of net investment income in the three months ended March 31, 2012. Net investment income in the same period of 2011 was $1.48 per share. The large increase in income for the 2012 period was due to a dividend of $635,595 received from Cabot Microelectronics Corp.

After providing for the $1.60 per share distributed to partners of record on March 29, 2012, the net asset value per partnership share on March 31, 2012 was $387.59 compared to $348.17 on December 31, 2011 and $360.24 on March 31, 2011.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500 Index and the Dow Jones Industrial Average will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

Market Review	First Quarter 2012

As the debt crisis in Europe has been a prime driver of financial markets over the past year, it is not surprising that a stabilizing of the situation brought volatility levels back to normal. The respite from financial turmoil along with improving liquidity conditions set the stage for a recovery in risk asset prices. As economic data grew increasingly positive, investors readily switched to “risk on” mode. Amid a global rally in risk assets, the large-cap Russell 1000® Index advanced 12.90% in the first quarter. Large cap growth stocks outperformed their value counterparts, with the Russell 1000® Growth Index climbing 14.69% while the Russell 1000® Value Index advanced 11.12%.

European debt fears were still very much in play early in the quarter as Greece’s debt reduction negotiations kept investors on edge and the credit ratings of nine European nations were downgraded, including France, Austria, Spain, Italy and Portugal. Policymakers debated over a second bailout package for Greece and investors grew uneasy about whether the nation would be able to implement its fiscal plans. However, tensions gradually eased as progress was made toward securing the bailout package, which was finally approved in mid-February. In early March, policymakers completed the restructuring of Greece’s debt without causing major market disruptions.

Central banks played a significant role in revitalizing financial markets during the quarter. Most notably, the European Central Bank provided an enormous amount of liquidity through its long-term refinancing operations. Monetary easing in some emerging economies such as China and Brazil also helped. In the United States, the Federal Reserve stated its intention to keep short-term interest rates low until 2014. As market conditions returned to normal, better-than-expected economic news lured investors still holding cash on the sidelines back to risk assets.

While concerns about slowing growth in China and a prolonged recession in Europe continued to weigh on the outlook for the global economy, an acceleration of the US recovery lifted sentiment. The US labor market, a pivotal factor for economic growth, showed solid improvement with strong jobs data throughout the quarter. Upbeat retail sales and manufacturing reports also signaled that the US economy was gaining real traction. The housing market, another key area for recovery, remained sluggish, although homebuilder sentiment ticked up slightly during the quarter. The outlook for Europe, however, grew increasingly dim. Most euro-zone economic data was poor during the quarter, although manufacturing data out of Germany was better than expected. Elsewhere, the economies of Korea, Taiwan and Japan showed signs of stronger growth. On balance, the overall global economic picture improved, pushing equities higher for the quarter. The rally softened near the end of March, however, when concerns about slowing growth in China were refueled by negative signals from the world’s second-largest economy. China’s leaders lowered the nation’s growth target for 2012, suggesting that they have no plans to artificially stimulate the economy. Also inciting fears were reports that the Chinese trade deficit had widened, the nation’s demand for iron ore flattened and manufacturing data weakened.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review	First Quarter 2012

Summary

The macro environment improved substantially in the first quarter, driving strong gains in U.S. equities. Sovereign debt issues in Europe, which had plagued the market for much of 2011, became less of a concern for investors as steps were taken by European finance ministers and the European Central Bank (ECB) to avoid a disorderly default by Greece. In addition, positive U.S. economic data and growing expectations for a “soft landing” for the Chinese economy also contributed to the favorable shift in investor sentiment. Increasing tensions in the Middle East and a corresponding surge in crude oil prices were not enough to temper the strong upward move in risk assets. For the period, small, mid and large cap stocks generated similar returns, while growth outpaced value across the market capitalization spectrum. The broad market S&P 500 Index jumped 12.6%, the index’s largest first quarter gain since 1998.

The Chestnut Street Exchange Fund produced strong double-digit gains for the first quarter, but modestly underperformed the S&P 500 Index. Favorable stock selection in the financials, materials and consumer discretionary sectors benefited relative performance. However, these gains were offset by weakness primarily in the information technology, industrials and consumer staples sectors.

Performance Attribution

Financials was the strongest performing sector in the S&P 500 Index, gaining over 22% in the first quarter. Against this backdrop, positive stock selection benefitted Fund performance. Wells Fargo & Co. was the most notable individual contributor. The banking and financial services giant reported a 20% increase in fourth quarter earnings and improving loan growth. Other notable contributors in the sector included JPMorgan Chase & Co. and American Express Co. Outperformance in materials was also attributable to stock selection, with Cabot Corp. adding the greatest value. The specialty chemicals producer reported quarterly results ahead of expectations and provided a positive outlook for 2012. Favorable return comparisons in the consumer discretionary sector were driven primarily by strong gains from the Fund’s media holdings. Comcast Corp. proved to be the standout performer in the group as shares surged over 26%. In mid-February, the cable company reported fourth quarter earnings that beat expectations due to strength in their business services and broadband divisions. Management also announced a dividend increase and a significant share repurchase program, providing an additional boost to shares.

Information technology was among the top performing sectors in the S&P 500 Index, gaining over 21% for the quarter. Although the Fund’s technology holdings, including Intel Corp. and Check Point Software Technologies Ltd., generated strong absolute returns, a lack of exposure to Apple and EMC Corp., which surged 48% and 39%, respectively, caused the Fund to underperform in the sector. Stock selection also contributed to weakness in industrials. A position in Union Pacific Corp. was the most notable individual detractor as shares of the railway shipper posted just modest gains, underperforming the broader industrials group. In consumer staples, holdings in more defensive names, including Coca-Cola Co. and Procter & Gamble Co., weighed on return comparisons as investors preferred higher risk assets.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review	First Quarter 2012

Outlook

As a result of market movement and shares redeemed during the quarter, the Fund’s allocation to the financials and consumer discretionary sectors increased very modestly, while exposure to information technology and industrials declined. We used investor redemptions to further reduce positions in Intel Corp. and 3M Co. The Fund remains well diversified, with the largest weightings in the financials, information technology, industrials, health care and consumer staples sectors. Relative to the S&P 500 Index, the Fund holds significant overweights in industrials, consumer staples, materials and health care and notable underweights in information technology, consumer discretionary and utilities.

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. Past performance is not a guarantee of future results. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PERFORMANCE SUMMARY

As of March 31, 2012

(Unaudited)

	Chestnut Street Exchange Fund	S&P 500 Index	DJIA Index
1st Quarter 2012	11.78%	12.59%	8.84%
1 Year	9.81%	8.54%	10.18%
3 Years*	21.89%	23.42%	23.55%
5 Years*	2.88%	2.02%	4.19%
10 Years*	3.18%	4.12%	5.03%
Inception (12/29/76)
Annualized*	10.93%	10.86%	9.51%
Cumulative	3772.55%	3688.52%	2355.80%

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*	Average Annual Return

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

STATEMENT OF NET ASSETS

March 31, 2012

(Unaudited)

	Shares	Value
COMMON STOCKS—98.4%
BASICS—7.0%
Air Products & Chemicals, Inc. .	88,257	$8,101,993
Cabot Corp.	86,032	3,671,846
Cabot Microelectronics Corp.	42,373	1,647,462

		13,421,301

CAPITAL EQUIPMENT—7.4%
Emerson Electric Co.	131,650	6,869,497
General Electric Co.	364,049	7,306,463

		14,175,960

CONSUMER CYCLICALS—11.4%
3M Co.	43,910	3,917,211
CBS Corp.,—Class B	60,100	2,037,991
Comcast Corp.,—Class A	149,743	4,493,787
Procter & Gamble Co.	85,100	5,719,571
Walt Disney Co. (The)	129,129	5,653,268

		21,821,828

ENERGY—10.2%
Exxon Mobil Corp.	134,276	11,645,757
Schlumberger, Ltd.	114,584	8,012,859

		19,658,616

FINANCIAL—16.1%
American Express Co.	98,525	5,700,656
Ameriprise Financial, Inc.	22,266	1,272,057
Bank of America Corp.	56,084	536,724
JPMorgan Chase & Co.	140,310	6,451,454
Moody’s Corp.	82,738	3,483,270
Wells Fargo & Co.	391,823	13,376,837

		30,820,998

HEALTH CARE—13.6%
Abbott Laboratories	130,891	8,022,309
Baxter International, Inc.	64,986	3,884,863
Hospira, Inc.*	23,125	864,644
Johnson & Johnson	100,789	6,648,042
Merck & Co., Inc.	171,108	6,570,547

		25,990,405

	Shares	Value
RETAIL—2.5%
Home Depot, Inc.	23,400	$1,177,254
Kohl’s Corp.	15,200	760,456
Safeway, Inc.	44,558	900,517
Wal-Mart Stores, Inc.	31,500	1,927,800

		4,766,027

STAPLES—9.0%
Altria Group, Inc.	18,000	555,660
Coca-Cola Co. (The)	157,172	11,632,300
Hanesbrands, Inc.*	5,688	168,024
Kraft Foods, Inc.,—Class A	12,456	473,453
PepsiCo, Inc.	43,600	2,892,860
Philip Morris International, Inc. .	18,000	1,594,980

		17,317,277

TECHNOLOGY—14.1%
Check Point Software Technologies Ltd.*	52,400	3,345,216
Cisco Systems, Inc.	32,700	691,605
Hewlett-Packard Co.	18	429
Intel Corp.	335,071	9,418,846
International Business Machines Corp.	39,708	8,285,074
Microsoft Corp.	95,282	3,072,845
Oracle Corp.	74,000	2,157,840

		26,971,855

TRANSPORTATION—4.2%
Union Pacific Corp.	75,844	8,151,713

UTILITIES—2.9%
Verizon Communications, Inc.	143,830	5,498,621

Total Common Stocks
(Cost: $34,889,067)		$188,594,601

*	Non-Income Producing

See Accompanying Notes to Statements of Net Assets.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

STATEMENT OF NET ASSETS (Concluded)

March 31, 2012

(Unaudited)

	Shares	Value
TOTAL INVESTMENT IN SECURITIES
(Cost $34,889,067)**	98.4%	$188,594,601
Other assets	2.0%	3,902,702
Distribution payable, net	(0.4%)	(692,857)
Other liabilities	(0.0%)	(93,169)

NET ASSETS
(Applicable to 494,620 partnershipshares outstanding)	100.0%	$191,711,277

Net Asset Value Per Share		$387.59

Net assets applicable to shares owned by:
Limited partners
(494,528 shares)		$191,675,619
Managing general partners
(92 shares)		35,658

Total net assets		$191,711,277

**	At March 31, 2012, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$32,344,376

Gross unrealized appreciation	156,250,225
Gross unrealized depreciation	0

Net unrealized appreciation	$156,250,225

The difference between book basis and tax basis of investments is attributable to the use of the Individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

See Accompanying Notes to Statements of Net Assets.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO STATEMENT OF NET ASSETS

March 31, 2012

(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for identical securities in active markets and for simular securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO STATEMENT OF NET ASSETS (Continued)

March 31, 2012

(Unaudited)

For the period ended March 31, 2012, there were no transfers between Levels 1, 2 and 3 for the Fund.

The following is a summary of inputs used, as of March 31, 2012, in valuing the Fund’s investments carried at value:

	Total Value at 03/31/12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$188,594,601	$188,594,601	$—	$—

*	See Statement of Net Assets details of industry breakout.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Edward J. Roach

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISERS

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 8950

Wilmington, Delaware 19899

(800) 852-4750

First Quarter Report

March 31, 2012

(Unaudited)

Chestnut Street Exchange

Fund

103 Bellevue Parkway

Wilmington, Delaware 19809

(302) 791-1112

Edward J. Roach, President & Treasurer